Exhibit 99.1

FACT II Acquisition Corp. Announces Postponement of Extraordinary General Meeting of Shareholders

NEW YORK, NY, Nov. 04, 2026 (GLOBE NEWSWIRE) -- FACT II Acquisition Corp. (Nasdaq: FACT) (the “Company”) today announced that its extraordinary general meeting of shareholders (the “Shareholder Meeting”), originally scheduled to be held on November 10, 2026, will be postponed to November 17, 2026, at 10:00 a.m., Eastern Time, to allow additional time for the Company to engage with shareholders. As a result of the postponement of the Shareholder Meeting, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 p.m., Eastern Time, on November 6, 2026, to 5:00 p.m., Eastern Time, on November 13, 2026.

The postponed meeting will be held on November 17, 2026, at 10:00 a.m., Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Financial Officer at ir@freedomac2.com by 10:00 a.m., Eastern Time, on November 13, 2026 (two business days prior to the newly scheduled meeting date).

If you wish to attend the Shareholder Meeting virtually, you must register at www.proxydocs.com/FACT. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Shareholder Meeting and to vote and submit questions during the Shareholder Meeting. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

About FACT II Acquisition Corp.

The Company is a special purpose acquisition company formed in 2024 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. Headquartered in New York, New York, the Company is led by Chief Executive Officer Adam Gishen, who, alongside the Company’s leadership team, has decades of experience in global finance, investor relations, and capital markets. In November 2024, the Company raised $175 million in gross proceeds in its initial public offering. The Company’s strategy is to identify opportunities where a combination of capital, talent and network will improve the customer experience and drive value for all stakeholders, which focuses on leveraging the Company’s management team to improve profitability and demonstrate growth across mature and emerging markets. The Company’s units, Class A ordinary shares, and warrants are listed on the Nasdaq Global Market (NASDAQ: FACTU, FACT, FACTW).

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026, the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2026 and August 12, 2026, subsequent Quarterly Reports on Form 10-Q, in the definitive proxy statement filed in connection with the Shareholder Meeting on October 14, 2026 (the “Extension Proxy Statement”) and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s shareholders in connection with the proposals included in the Extension Proxy Statement and related matters. Information regarding the Company’s directors and executive officers is contained in the Extension Proxy Statement and the Company’s filings with the SEC.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals included in the Extension Proxy Statement. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing fact.info@investor.sodali.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact

FACT II Acquisition Corp.
Email: ir@freedomac2.com